SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 21, 2004


                              Citrix Systems, Inc.
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               (Exact Name of Registrant as Specified in Charter)




        Delaware                       0-27084                 75-2275152
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(State or Other Jurisdiction         (Commission             (IRS Employer
   of Incorporation)                 File Number)          Identification No.)


     851 West Cypress Creek Road, Ft. Lauderdale, Florida          33309
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         (Address of Principal Executive Offices)                (Zip Code)



       Registrant's telephone number, including area code: (954) 267-3000
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.

         The following information, including the Exhibit attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

         On April 21, 2004, the Company issued a press release regarding its financial results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              CITRIX SYSTEMS, INC.


                              /s/ David J. Henshall
Date: April 21, 2004     By:  ------------------------------------
                              Name: David J. Henshall
                              Title: Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


  Exhibit Number     Description
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       99.1          Press release dated April 21, 2004 of Citrix Systems, Inc.